EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

          In connection with the Annual Report of Electromed, Inc. (the “Company”) on Form 10-K Amendment for the year ended June 30, 2010, as filed with the Securities and Exchange Commission (the “Report”), I, Robert D. Hansen, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

          (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

          Dated: October 15, 2010

/s/ Robert D. Hansen
Robert D. Hansen
Chief Executive Officer